 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 25, 1997.

                                                REGISTRATION NO. 333-22821
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          AMENDMENT NO. 1 TO SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                               ---------------

                      INTEGRATED PROCESS EQUIPMENT CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        77-0296222
        (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

                                911 BERN COURT
                          SAN JOSE, CALIFORNIA 95122
                                (408) 436-2170
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ---------------

                               SANJEEV R. CHITRE
                      CHAIRMAN OF THE BOARD OF DIRECTORS
                          AND CHIEF EXECUTIVE OFFICER
                      INTEGRATED PROCESS EQUIPMENT CORP.
                                911 BERN COURT
                          SAN JOSE, CALIFORNIA 95122
                                (408) 436-2170
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:

                               ---------------

               FRANCIS S. CURRIE                                 GREGORY C. SMITH
                   NEIL WOLFF                                     KARYN R. SMITH
                 YOICHIRO TAKU                                 MITCHELL R. TRUELOCK
        WILSON SONSINI GOODRICH & ROSATI                        COOLEY GODWARD LLP
            PROFESSIONAL CORPORATION                            ONE MARITIME PLAZA
               650 PAGE MILL ROAD                                   20TH FLOOR
        PALO ALTO, CALIFORNIA 94304-1050               SAN FRANCISCO, CALIFORNIA 94111-3580
                 (415) 493-9300                                   (415) 693-2000

                               ---------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.


  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                               ---------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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


                                  EXPLANATORY NOTE

This Amendment No.1 to Registration Statement No. 333-22821 is filed solely to add Exhibit 27.1. The contents of Registration Statement No. 333-22821 are hereby incorporated by reference.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The estimated expenses to be paid by the Registrant in connection with this offering are as follows:

   Securities and Exchange Commission registration fee................ $ 26,202
   National Association of Securities Dealers fee.....................    9,147
   Nasdaq Additional Listing Fee......................................   17,500
   Accounting fees and expenses.......................................  100,000
   Legal fees and expenses............................................  150,000
   Printing expenses..................................................  100,000
   Miscellaneous......................................................   47,151
                                                                       --------
     Total............................................................ $450,000
                                                                       ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. The Company's Certificate of Incorporation, as amended, and the Bylaws, as amended, provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the Delaware Corporation law. In addition, the Company has entered into Indemnification Agreements with its officers and directors. The Company also currently maintains an officers' and directors' liability insurance policy which insures, subject to the exclusions and limitations of the policy, officers and directors of the Company against certain liabilities which might be incurred by them solely in such capacities.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 16. EXHIBITS.

  The following exhibits are filed herewith or incorporated by reference herein:

 EXHIBIT
 NUMBER                               EXHIBIT TITLE
 -------                              -------------
 1.1**   Form of Underwriting Agreement.
 4.1     Certificate of Incorporation, as amended. Incorporated by reference to
         Exhibit 3.1 to the Company's Annual Report on Form 10-KSB for the
         fiscal year ended June 30, 1993 (File
         No. 0-20470).
 4.2     Amendment of Certificate of Incorporation, effective December 16,
         1993. Incorporated by reference to Exhibit 3.2 to Amendment No. 1, filed on December 30, 1993 ("SB-2 Amendment No. 1") to the
         Registrant's Registration Statement on Form SB-2 (Registration No. 33-
         70962).
 4.3     Amendment of Certificate of Incorporation, effective January 31, 1996.
         Incorporated by reference to Exhibit 3(i).1 to the Company's Quarterly
         Report on Form 10-Q for the quarter ended March 31, 1996.
         By-Laws, as amended. Incorporated by reference to Exhibit 3.3 to SB-2
 4.4     Amendment No. 1.
 4.5     Warrant Purchase Agreement, dated as of October 4, 1996, between the
         Company and Intel Corporation. Incorporated by reference to Exhibit
         10.1 to the Company's Quarterly Report on Form 10-Q filed on November
         14, 1996 for the quarter ended September 30, 1996.

 EXHIBIT
 NUMBER                              EXHIBIT TITLE
 -------                             --------------
   4.6   Subscription Agreement, dated as of December 12, 1996, between the
         Company and Fletcher International Limited. Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K for
         reporting date December 16, 1996 and filed on December 30, 1996.
   4.7   Warrant Certificate, dated as of December 16, 1996, issued by the
         Company to Fletcher International Limited. Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K for
         reporting date December 16, 1996 and filed on December 30, 1996.
   5.1** Opinion of Wilson Sonsini Goodrich & Rosati, P.C. regarding the legality of the securities registered.
  23.1*  Consent of KPMG Peat Marwick LLP.
  23.2*  Consent of Richard A. Eisner & Company, LLP.
  23.3** Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit
         5.1 above)
  24.1** Power of Attorney.
  27.1*  Financial data schedule

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*Filed herewith

**Previously filed with the Commission

ITEM 17. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  (c) The undersigned Registrant hereby undertakes:

    (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-22821 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY
AUTHORIZED:

                                          INTEGRATED PROCESS EQUIPMENT CORP.
                                          a Delaware Corporation

                                          By: /s/ John S. Hodgson
                                          _____________________________________
                                              John S. Hodgson
                                              Vice President, Chief Financial
                                              Officer,
                                              Treasurer and Secretary
                                              (Principal Financial and
                                              Accounting Officer)

                                          Date: March 24, 1997

  Pursuant to the requirements of the Securities Act of 1933, this the Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
                 *                   Chairman of the Board and       March 24, 1997
____________________________________ Chief Executive Officer
         Sanjeev R. Chitre           (Principal Executive
                                     Officer)
       /s/ John S. Hodgson           Vice President, Chief           March 24, 1997
____________________________________ Financial Officer, Treasurer
          John S. Hodgson            and Secretary (Principal
                                     Financial and Accounting
                                     Officer)
                 *                   Director                        March 24 1997
____________________________________
         Harold C. Baldauf
                 *                   Director                        March 24, 1997
____________________________________
         William J. Freschi
                 *                   Director                        March 24 1997
____________________________________
            Kenneth Levy
                 *                   Director                        March 24, 1997
____________________________________
         Roger D. McDaniel


By: /s/  John S. Hodgson             Director                        March 24, 1997
____________________________________
        John S. Hodgson
        Attorney-in-fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                               EXHIBIT TITLE
 -------                              -------------
  1.1**  Form of Underwriting Agreement.
  4.1    Certificate of Incorporation, as amended. Incorporated by reference to
         Exhibit 3.1 to the Company's Annual Report on Form 10-KSB for the
         fiscal year ended June 30, 1993 (File No. 0-20470).
  4.2    Amendment of Certificate of Incorporation, effective December 16,
         1993. Incorporated by reference to Exhibit 3.2 to Amendment No. 1, filed on December 30, 1993 ("SB-2 Amendment No. 1") to the
         Registrant's Registration Statement on Form SB-2 (Registration No. 33-
         70962).
  4.3    Amendment of Certificate of Incorporation, effective January 31, 1996.
         Incorporated by reference to Exhibit 3(i).1 to the Company's Quarterly
         Report on Form 10-Q for the quarter ended March 31, 1996.
         By-Laws, as amended. Incorporated by reference to Exhibit 3.3 to SB-2
  4.4    Amendment No. 1.
  4.5    Warrant Purchase Agreement, dated as of October 4, 1996, between the
         Company and Intel Corporation. Incorporated by reference to Exhibit
         10.1 to the Company's Quarterly Report on Form 10-Q filed on November
         14, 1996 for the quarter ended September 30, 1996.
  4.6    Subscription Agreement, dated as of December 12, 1996, between the
         Company and Fletcher International Limited. Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K for
         reporting date December 16, 1996 and filed on December 30, 1996.
  4.7    Warrant Certificate, dated as of December 16, 1996, issued by the
         Company to Fletcher International Limited. Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K for
         reporting date December 16, 1996 and filed on December 30, 1996.
  5.1**  Opinion of Wilson Sonsini Goodrich & Rosati, P.C. regarding the legality of the securities registered.
 23.1*   Consent of KPMG Peat Marwick LLP.
 23.2*   Consent of Richard A. Eisner & Company, LLP.
 23.3**  Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit
         5.1 above)
 24.1**  Power of Attorney.
 27.1*   Financial data schedule

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*Filed herewith

**Previously filed with the Commission